UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2016

VERIFYME, INC.

(Exact name of registrant as specified in charter)

Nevada	0-31927	23-3023677
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 West 21st Street, 8th Floor

New York, New York 10010

(Address of Principal Executive Offices)

(212) 994-7002

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 9, 2016, VerifyMe, Inc., a Nevada corporation (the “Company”), entered into separate Securities Purchase Agreements (collectively, the “Purchase Agreement”) with certain accredited investors (collectively, the “Investors”) for the private placement (the “Offering”) of 2,587,500 shares of 0% Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”) at a purchase price of $0.40 per share with gross proceeds to the Company of $1,035,000.00. In connection with the sale of the Series C Preferred Stock, the Company issued the Investors warrants (“Warrants”) to purchase 2,587,500 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $0.40 per share (the “Warrant Shares”). Each share of Series C Preferred Stock is convertible into one share of Common Stock (the “Conversion Shares”).

No brokerage or finder’s fees or commissions are payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the Offering.

The Company entered into a Registration Rights Agreement with each of the Investors (the “Registration Rights Agreement”), pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the Conversion Shares, as well as the shares of Common Stock that are issuable upon exercise of the Warrants (the “Warrant Shares”).

The following is a brief summary of the Purchase Agreement, the Registration Rights Agreement, the Series C Preferred Stock and the Warrants, which are qualified in their entirety by reference to the full text of such documents.

Purchase Agreement

The Purchase Agreement contains representations and warranties by the Company and the Investors and covenants of the Company and the Investors (including indemnification from the Company in the event of breaches of its representations and warranties), which the Company believes are customary for transactions of this type. The Purchase Agreement provides for certain restrictive covenants, including the restriction on the Company to issue any securities for a period of sixty days from the date of the Purchase Agreement. Additionally, pursuant to the Purchase Agreement, during the Protection Period (as such term is defined in the Purchase Agreement), the Company is prohibited from entering into any variable rate transaction. Additionally, provided the Protection Period has not expired, for the period beginning on the date that the Company’s securities are listed on a national securities exchange and until the expiration of the Protection Period, the Company is prohibited from issuing any securities or incurring any financing debt, subject to certain exceptions.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company is required to prepare and file a registration statement (the “Registration Statement”) with the SEC under the Securities Act of 1933, as amended, covering the resale of the Conversion Shares and the Warrant Shares (collectively, the “Registrable Securities”). The Company will be required to file such Registration Statement within 45 calendar days following the closing date of the Offering (the “Filing Deadline”). The Company will be required to use its best efforts to have the Registration Statement declared effective as soon as practicable, but in no event later than 60 days from the closing of the Offering (or, in the event of a “full review” by the SEC, 120 days) (the “Effectiveness Deadline”). Pursuant to the Registration Rights Agreement, the Company will incur certain liquidated damages upon the occurrence of certain events, including if: (i) the

Registration Statement is not filed with the SEC on or prior to the Filing Deadline; (ii) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act of 1933 (the “Securities Act”), within five trading days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review; (iii) prior to the effective date of the Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the SEC in respect of such Registration Statement within eighteen (18) calendar days after the receipt of comments by or notice from the SEC that such amendment is required in order for such Registration Statement to be declared effective, (iv) the Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Deadline, and (v) after the effective date of the Registration Statement and prior to the expiration of the Effectiveness Period, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the holders of the Registrable Securities are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive trading days or more than an aggregate of twenty (20) trading days (which need not be consecutive trading days) during any 12-month period (each such failure is referred to herein as an “Event”).

On each date that an Event occurs and on each monthly anniversary of such date, the Company shall pay to each holder of Registrable Securities an amount in cash equal to 1.0% multiplied by the aggregate subscription amount paid by such holder of Registrable Securities, up to a maximum of 6.0%. If the Company fails to pay such amount when due, the Company will pay interest thereon at a rate of 18% per annum.

The Registration Rights Agreement also contains mutual indemnifications by the Company and each Investor, which the Company believes are customary for transactions of this type.

Series C Preferred Stock

The Series C Preferred Stock was created pursuant to the Certificate of Designation described in Item 3.03 below. To the extent required by Item 1.01 of Form 8-K, the information contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein.

Warrants

The Warrants are exercisable, in full or in part, at any time prior to the third anniversary of their issuance, at an exercise price of $0.40 per share. The Warrants provide for certain adjustments that may be made to the exercise price and the number of shares issuable upon exercise due to future corporate events or otherwise, including, for a proscribed period of time, upon the issuance of securities at a price per share that is less than the exercise price of the Warrants then in effect. In the case of certain fundamental transactions affecting the Company, the holders of Warrants, upon exercise of such Warrants after such fundamental transaction, will have the right to receive, in lieu of shares of the Common Stock, the same amount and kind of securities, cash or property that such holder would have been entitled to receive upon the occurrence of the fundamental transaction, had the Warrants been exercised immediately prior to such fundamental transaction. The Warrants contain a “cashless exercise” feature that allows the holders to exercise the warrants without a cash payment to the Company upon the terms set forth in the Warrants.

The foregoing description of the terms and conditions of the Purchase Agreement, the Registration Rights Agreement, the Series C Preferred Stock and the Warrants is only a summary and is qualified in its entirety by the full text of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation and the Warrants, forms of which are filed as Exhibits 10.1, 10.2, 3.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above is incorporated herein by reference.

The Company offered and sold its securities to “accredited investors” (as defined by Rule 501 under the Securities Act) in reliance upon exemptions from registration under the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 thereunder and corresponding provisions of state securities laws. The Purchase Agreement contains representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, the Investors did not acquire the securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are accredited investors. The Company relied upon the representations made by the Investors pursuant to the Purchase Agreement in determining that such exemptions were available.

Item 3.03	Material Modification to Rights of Security Holders

Certificate of Designation

The Company filed a Certificate of Designation (the “Certificate of Designation”) for the Series C Preferred Stock with the Nevada Secretary of State on January 27, 2016, pursuant to the unanimous written consent of the Board of Directors of the Company (the “Board”), dated January 27, 2016, to create a series of 0% Series C Convertible Preferred Stock, par value $0.001 per share. The following is only a summary of the Certificate of Designation and is qualified in its entirety by reference to the full text of the Certificate of Designation which is filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

A copy of the form share certificate for the Series C Preferred Stock is filed herewith as Exhibit 4.2.

Dividend and Distribution Rights

The Series C Preferred Stock is senior in rank to all shares of capital stock of the Company with respect to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. Holders of the Series C Preferred Stock are entitled to dividends when and as declared by the Board.

Voting Rights

Except as otherwise expressly required by law, each holder of Series C Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to the number of votes for its Series C Preferred Stock equal to the number of shares of Common Stock into which the Series C Preferred Stock is convertible, but not in excess of the conversion limitations set forth in the Certificate of Designation. Except as otherwise required by law, the holders of the Series C Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class.

Conversion and Other Rights

Each share of Series C Preferred Stock is convertible at any time into one share of Common Stock; provided, that holders of Series C Preferred Stock are prohibited from converting Series C Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% of the total number of shares of Common Stock then issued and outstanding. However, any holder of Series C Preferred Stock may increase or decrease such percentage to any other percentage not in excess of 9.99% provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such holder sending such notice and not to any other holder of Series C Preferred Stock. The Series C Preferred Stock provides for certain adjustments that may be made to the conversion price and the number of shares of Common Stock issuable upon conversion due to future corporate events or otherwise.

If the Company, during the period proscribed in the Certificate of Designation, issues any securities for a price per share that is less than the conversion price of the Series C Preferred Stock then in effect, then the conversion price shall be lowered to such lower price, subject to certain exceptions. If the Company grants, issues or sells options, convertible securities or rights to purchase stock (“Purchase Rights”) to the record holders of the Common Stock, the holders of Series C Preferred Stock have certain rights to acquire such Purchase Rights.

In the case of certain fundamental transactions affecting the Company, the holders of Series C Preferred Stock will have the right to receive, (i) such securities or other assets to which such holder would have been entitled if the Series C Preferred Stock had been converted or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such fundamental transaction in such amounts as such holder would have been entitled to receive had the Series C Preferred Stock held by such holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the conversion rate set forth in the Certificate of Designation for the Series C Preferred Stock.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Designation

The information set forth in Item 3.03 of this Current Report on Form 8-K with respect to the Certificate of Designation is incorporated herein by reference.

Amendment to the Company’s Bylaws

Effective January 27, 2016, the Board amended the Amended and Restated Bylaws of the Company, adopted December 17, 2003, as amended by the First Amendment to Amended and Restated Bylaws of the Company dated May 26, 2015, to (1) opt out of Nevada Revised Statutes §§ 78.378-78.3793, also known as the Control Share Statute, and (2) delete all references to “LaserLock Technologies, Inc.” and replace with “VerifyMe, Inc.” theretofore (the “Second Amendment to the Bylaws”). The foregoing description of the Second Amendment to Bylaws is only a summary and is qualified in its entirety by the full text of the Second Amendment to Bylaws filed as Exhibits 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

On February 10, 2016, the Company issued a press release announcing the execution of the Purchase Agreement and the closing of the transactions contemplated therein. A copy of the press release is furnished herewith as Exhibit 99.1.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2016

VERIFYME, INC.

By:	/s/ Paul Donfried
Paul Donfried
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation for Series C Preferred Stock, filed with the Nevada Secretary of State on January 27, 2016

3.2	Second Amendment to Amended and Restated Bylaws of the Company, dated January 27, 2016

4.1	Form of Warrant for Purchase of Common Stock

4.2	Form of Share Certificate for Series C Preferred Stock

10.1	Form of Securities Purchase Agreement by and between the Company and each of the Investors

10.2	Form of Registration of Rights Agreement by and between the Company and each of the Investors

99.1	Press Release, dated February 10, 2016